UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2026

Dorman Products, Inc.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The Nasdaq Stock Market LLC

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Shareholders (“Annual Meeting”) of the Company was held on May 15, 2026. During the Annual Meeting, shareholders were asked to consider and vote upon four proposals: (1) to elect eight directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026; and (4) to approve the Dorman Products, Inc. 2026 Omnibus Incentive Plan.
On the record date of March 25, 2026, there were 30,080,288 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:
1.The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Kevin M. Olsen	26,977,365	409,699	18,629	1,514,853
Lisa M. Bachmann	26,685,105	666,290	54,298	1,514,853
Steven L. Berman	26,719,641	667,782	18,270	1,514,853
John J. Gavin	26,528,321	863,430	13,942	1,514,853
Richard T. Riley	26,010,367	1,376,600	18,726	1,514,853
Kelly A. Romano	26,672,580	679,873	53,240	1,514,853
G. Michael Stakias	25,940,554	1,451,074	14,065	1,514,853
J. Darrell Thomas	26,650,393	700,702	54,598	1,514,853

2.The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained	Broker Non-Votes
26,322,500	1,042,754	40,439	1,514,853

3.The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026 was ratified based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained
28,315,138	593,065	12,343

4.The Dorman Products, Inc. 2026 Omnibus Incentive Plan was approved based on upon the following votes:

Votes in Favor	Votes Against	Votes Abstained	Broker Non-Votes
27,005,093	364,902	35,698	1,514,853

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	May 18, 2026	By:	/s/ Joseph P. Braun
			Name:	Joseph P. Braun
			Title:	Senior Vice President, General Counsel and Secretary